Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Second Quarter Financial Results

HAYWARD, Calif., July 28, 2022 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the second quarter ended July 1, 2022.

“Broad-based, rational spending across our end markets is keeping demand elevated for our diverse portfolio of products and services,” said Jim Scholhamer, CEO. “UCT’s presence within the semiconductor eco-system provides a sustainable competitive advantage by increasing our resilience to potential weakness in any one specific sector. Our ability to continuously adapt to changing market conditions in close collaboration with our customers, positions us well to capture an even larger portion of our served markets over the long-term.”~~“~~

Second Quarter 2022 GAAP Financial Results

Total revenue was $608.7 million. Products contributed $532.0 million and Services added $76.7 million. Total gross margin was 19.4%, operating margin was (0.9)%, and net loss was $25.1 million or $0.56 per basic and diluted share. This compares to total revenue of $564.1 million, gross margin of 20.2%, operating margin of 8.1%, and net income of $27.9 million or $0.62 and $0.61 per basic and diluted share, respectively, in the prior quarter.

Second Quarter 2022 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 20.3%, operating margin was 11.1%, and net income was $47.4 million or $1.04 per diluted share. This compares to gross margin of 20.5%, operating margin of 10.9%, and net income of $43.3 million or $0.95 per diluted share in the prior quarter.

Third Quarter 2022 Outlook

The Company expects revenue in the range of $585 million to $645 million and GAAP diluted net income per share to be between $0.32 and $0.55. The Company expects non-GAAP diluted net income per share to be between $0.94 and $1.18.

Conference Call

The conference call and webcast will take place on Thursday, July 28th at 1:45 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 6271791. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components and parts, and ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company currently defines non-GAAP net income as net income (loss) before amortization of intangible assets, restructuring charges, executive transition costs, acquisition costs, fair value adjustments, depreciation adjustments, stock-based compensation, certain insurance proceeds, gain on sale of property, legal related costs and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto

SVP Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; in thousands, except per share data)

	Three Months Ended		Sixed Months Ended
	July 1,	June 25,	July 1,	June 25,
	2022	2021	2022	2021

Revenues:
Product	$532,016	$442,515	$1,018,847	$788,131
Services	76,681	72,685	153,994	144,696
Total revenues	608,697	515,200	1,172,841	932,827
Cost of revenues:
Product	441,119	367,919	840,658	651,488
Services	49,211	47,398	100,088	94,518
Total cost of revenues	490,330	415,317	940,746	746,006
Gross profit	118,367	99,883	232,095	186,821
Operating expenses:
Research and development	7,239	6,066	14,078	10,274
Sales and marketing	13,854	12,652	27,651	20,260
General and administrative	46,143	49,218	93,524	83,930
Loss on divestiture of businesses	56,642	-	56,642	-
Total operating expenses	123,878	67,936	191,895	114,464
Income (loss) from operations	(5,511)	31,947	40,200	72,357
Interest income	125	59	190	157
Interest expense	(7,277)	(7,059)	(13,691)	(10,664)
Other income (expense), net	(365)	(711)	(361)	(4,974)
Income (loss) before provision for income taxes	(13,028)	24,236	26,338	56,876
Provision for income taxes	8,708	6,221	17,250	13,236
Net income (loss)	(21,736)	18,015	9,088	43,640
Less: Net income attributable to noncontrolling interests	3,357	917	6,253	1,545
Net income (loss) attributable to UCT	$(25,093)	$17,098	$2,835	$42,095

Net income (loss) per share attributable to UCT common stockholders:
Basic	$(0.56)	$0.39	$0.06	$1.00
Diluted	$(0.56)	$0.39	$0.06	$0.98
Shares used in computing net income (loss) per share:
Basic	45,176	43,328	45,056	41,946
Diluted	45,176	44,253	45,655	42,948

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited; in thousands)

	July 1,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$421,364	$466,455
Accounts receivable, net of allowance	243,815	250,147
Inventories	405,065	379,235
Prepaid expenses and other current assets	41,520	41,260
Total current assets	1,111,764	1,137,097

Property, plant and equipment, net	248,583	242,347
Goodwill	250,731	270,044
Intangibles assets, net	207,390	245,696
Deferred tax assets, net	37,174	37,607
Operating lease right-of-use assets	79,191	83,357
Other non-current assets	10,533	9,242
Total assets	$1,945,366	$2,025,390

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$22,334	$22,071
Accounts payable	259,362	332,897
Accrued compensation and related benefits	51,412	46,790
Operating lease liabilities	15,437	17,299
Other current liabilities	47,592	50,060
Total current liabilities	396,137	469,117

Bank borrowings, net of current portion	524,030	529,919
Deferred tax liabilities	55,100	54,889
Operating lease liabilities	62,070	65,923
Other liabilities	13,316	12,894
Total liabilities	1,050,653	1,132,742

Equity:
UCT stockholders’ equity:
Common stock	518,000	511,628
Retained earnings	340,251	337,417
Accumulated other comprehensive loss	(13,308)	(167)
Total UCT stockholders' equity	844,943	848,878
Non-controlling interest	49,770	43,770
Total equity	894,713	892,648
Total liabilities and stockholders' equity	$1,945,366	$2,025,390

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited; in thousands)

	Six Months Ended
	July 1,	June 25,
	2022	2021
Cash flows from operating activities:
Net income	$9,088	$43,640
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	37,671	30,906
Stock-based compensation	10,112	7,169
Deferred income taxes	1,130	877
Change in the fair value of financial instruments and earn-out liability	(1,144)	12,987
Gain from insurance proceeds	—	(7,332)
Net loss on divestitures	56,642
Others	(142)	231
Changes in assets and liabilities, neet of effects of acquisitions and divestitures:
Accounts receivable	609	(13,254)
Inventories	(43,170)	(41,271)
Prepaid expenses and other current assets	(2,520)	(328)
Other non-current assets	(1,767)	(713)
Accounts payable	(50,984)	80,768
Accrued compensation and related benefits	5,246	(1,084)
Operating lease assets and liabilities	(2,259)	(575)
Income taxes payable	(2,544)	948
Other liabilities	2,501	3,756
Net cash provided by operating activities	18,469	116,725
Cash flows from investing activities:
Purchases of property, plant and equipment	(46,524)	(22,702)
Proceeds from sale of property and equipment, including insurance proceeds	376	7,399
Divestiture of business	(3,784)	—
Acquisition of business, net of cash acquired	—	(355,155)
Net cash used in investing activities	(49,932)	(370,458)
Cash flows from financing activities:
Proceeds from bank borrowings	4,655	371,486
Proceeds from issuance of common stock	—	193,138
Payments on bank borrowings and finance leases	(10,525)	(43,370)
Payments of debt issuance costs	—	(8,899)
Employees’ taxes paid upon vesting of restricted stock units	(3,740)	(7,013)
Others	(253)	(128)
Net cash provided by (used in) financing activities	(9,863)	505,214
Effect of exchange rate changes on cash and cash equivalents	(3,765)	(354)
Net increase (decrease) in cash and cash equivalents	(45,091)	251,127
Cash and cash equivalents at beginning of period	466,455	200,274
Cash and cash equivalents at end of period	$421,364	$451,401

ULTRA CLEAN HOLDINGS, INC.

REPORTABLE SEGMENTS

GAAP TO NON-GAAP RECONCILIATION

(Unaudited; dollars in thousands)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	July 1, 2022			July 1, 2022
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$532,016	$76,681	$608,697	$532,016	$76,681	$608,697
Gross profit	$90,897	$27,470	$118,367	$94,819	$28,492	$123,311
Gross margin	17.1%	35.8%	19.4%	17.8%	37.2%	20.3%
Income (loss) from operations	$(14,445)	$8,934	$(5,511)	$54,429	$12,961	$67,390
Operating margin	-2.7%	11.7%	-0.9%	10.2%	16.9%	11.1%

				Three Months Ended
				July 1, 2022
				Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis				$90,897	$27,470	$118,367
Amortization of intangible assets (1)				603	1,022	1,625
Stock-based compensation expense (3)				405	—	405
Covid-19 related costs (4)				2,914	—	2,914
Non-GAAP gross profit				$94,819	$28,492	$123,311

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis				17.1%	35.8%	19.4%
Amortization of intangible assets (1)				0.1%	1.3%	0.3%
Stock-based compensation expense (3)				0.1%	—	0.1%
Covid-19 related costs (4)				0.5%	—	0.5%
Non-GAAP gross margin				17.8%	37.2%	20.3%

Reconciliation of GAAP Income (loss) from operations to Non-GAAP Income from operations (in thousands)
Reported income (loss) from operations on a GAAP basis				$(14,445)	$8,934	$(5,511)
Amortization of intangible assets (1)				4,019	3,647	7,666
Restructuring charges (2)				1,134	—	1,134
Stock-based compensation expense (3)				4,005	380	4,385
Covid-19 related costs (4)				2,914	—	2,914
Acquisition related costs (5)				160	—	160
Net loss on divestitures (6)				56,642	—	56,642
Non-GAAP income from operations				$54,429	$12,961	$67,390

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis				-2.7%	11.7%	-0.9%
Amortization of intangible assets (1)				0.8%	4.8%	1.3%
Restructuring charges (2)				0.2%	0.0%	0.2%
Stock-based compensation expense (3)				0.8%	0.5%	0.7%
Covid-19 related costs (4)				0.5%	0.0%	0.5%
Acquisition related costs (5)				0.0%	0.0%	0.0%
Net loss on divestitures (6)				10.6%	0.0%	9.3%
Non-GAAP operating margin				10.2%	16.9%	11.1%

1	Amortization of intangible assets related to the Company's business acquisitions
2	Represents severance, retention and costs related to facility closures
3	Represents compensation expense for stock granted to employees and directors
4	Covid-19 related expenses incurred during the period
5	Represents costs related to the acquisition of Ham-Let
6	Represents the net loss on the divestiture of certain non-core subsidiary entities

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	July 1,	June 25,	April 1,
	2022	2021	2022
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (in thousands)
Reported net income (loss) attributable to UCT on a GAAP basis	$(25,093)	$17,098	$27,930
Amortization of intangible assets (1)	7,666	9,511	8,052
Restructuring charges (2)	1,134	(28)	49
Stock-based compensation expense (3)	4,385	3,724	5,449
Legal-related costs (4)	—	—	2,200
Acquisition related costs (5)	160	8,093	172
Fair value related adjustments (6)	—	8,583	—
Covid -19 relates costs (7)	2,914	—	—
Net loss on divestitures (8)	56,642	—	—
Income tax effect of non-GAAP adjustments (9)	(11,081)	(5,259)	(2,611)
Income tax effect of valuation allowance (10)	10,688	1,956	2,084
Non-GAAP net income attributable to UCT	$47,415	$43,678	$43,325

Reconciliation of GAAP Income (Loss) from operations to Non-GAAP Income from operations (in thousands)
Reported income (loss) from operations on a GAAP basis	$(5,511)	$31,947	$45,711
Amortization of intangible assets (1)	7,666	9,511	8,052
Restructuring charges (2)	1,134	(28)	49
Stock-based compensation expense (3)	4,385	3,724	5,449
Legal-related costs (4)	—	—	2,200
Acquisition related costs (5)	160	8,093	172
Fair value related adjustments (6)	—	7,183	—
Covid -19 relates costs (7)	2,914	—	—
Net loss on divestitures (8)	56,642	—	—
Non-GAAP income from operations	$67,390	$60,430	$61,633

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	-0.9%	6.2%	8.1%
Amortization of intangible assets (1)	1.3%	1.8%	1.4%
Restructuring charges (2)	0.2%	0.0%	0.0%
Stock-based compensation expense (3)	0.7%	0.7%	1.0%
Legal-related costs (4)	0.0%	—	0.4%
Acquisition related costs (5)	0.0%	1.6%	0.0%
Fair value related adjustments (6)	—	1.4%	0.0%
Covid -19 relates costs (7)	0.5%	—	—
Net loss on divestitures (8)	9.3%	—	—
Non-GAAP operating margin	11.1%	11.7%	10.9%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$118,367	$99,883	$113,728
Amortization of intangible assets (1)	1,625	1,680	1,680
Restructuring charges (2)	—	201	—
Stock-based compensation expense (3)	405	414	477
Fair value related adjustments (6)	—	7,183	—
Covid -19 relates costs (7)	2,914	—	—
Non-GAAP gross profit	$123,311	$109,361	$115,885

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	19.4%	19.4%	20.2%
Amortization of intangible assets (1)	0.3%	0.3%	0.2%
Restructuring charges (2)	—	0.0%	0.0%
Stock-based compensation expense (3)	0.1%	0.1%	0.1%
Fair value related adjustments (6)	—	1.4%	0.0%
Covid -19 relates costs (7)	0.5%	0.0%	0.0%
Non-GAAP gross margin	20.3%	21.2%	20.5%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$(7,517)	$(7,711)	$(6,343)
Fair value related adjustments (6)	—	1,400	—
Non-GAAP interest and other income (expense)	$(7,517)	$(6,311)	$(6,343)

Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income (loss) on a GAAP basis	$(0.56)	$0.39	$0.61
Amortization of intangible assets (1)	0.17	0.22	0.18
Restructuring charges (2)	0.02	—	—
Stock-based compensation expense (3)	0.10	0.09	0.12
Legal-related costs (4)	—	—	0
Acquisition related costs (5)	0.01	0.18	—
Fair value related adjustments (6)	—	0.19	—
Covid -19 relates costs (7)	0.06	—	—
Net loss on divestitures (8)	1.24	—	—
Income tax effect of non-GAAP adjustments (9)	(0.24)	(0.12)	(0.06)
Income tax effect of valuation allowance (10)	0.23	0.04	0.05
Non-GAAP net income	$1.04	$0.99	$0.95
Weighted average number of diluted shares (thousands) on a non-GAAP basis	45,637	44,253	45,593

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	July 1,	June 25,	April 1,
	2022	2021	2022
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$8,708	$6,221	$8,542
Income tax effect of non-GAAP adjustments (9)	11,081	5,259	2,611
Income tax effect of valuation allowance (10)	(10,688)	(1,956)	(2,084)
Non-GAAP provision for income taxes	$9,101	$9,524	$9,069

Income (loss) before income taxes on a GAAP basis	$(13,028)	$24,236	$39,368
Amortization of intangible assets (1)	7,666	9,511	8,052
Restructuring charges (2)	1,134	(28)	49
Stock-based compensation expense (3)	4,385	3,724	5,449
Legal-related costs (4)	—	—	2,200
Acquisition related costs (5)	160	8,093	172
Fair value related adjustments (6)	—	8,583	—
Covid -19 relates costs (7)	2,914	—	—
Net loss on divestitures (8)	56,642	—	—
Non-GAAP income before income taxes	$59,873	$54,119	$55,290
Effective income tax rate on a GAAP basis	-66.8%	25.7%	21.7%
Non-GAAP effective income tax rate	15.2%	17.6%	16.4%

1	Amortization of intangible assets related to the Company's business acquisitions
2	Represents severance, retention and costs related to facility closures
3	Represents compensation expense for stock granted to employees and directors
4	Represents estimated costs related to legal proceedings
5	Represents costs related to acquisition of Ham-Let
6	Adjustments related to the fair value adjustments of inventories related to Ham-let and contingent consideration related to DMS
7	Covid-19 related expenses incurred during the period
8	Represents the net loss on the divestiture of certain non-core subsidiary entities
9	Tax effect of items (1) through (8) above based on the non-GAAP tax rate shown below
10

The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect